497(c)
333-129337
811-21827

ZIEGLER EXCHANGE TRADED TRUST

NYSE ARCA TECH 100 ETF

PROSPECTUS
MARCH 14, 2007

This Prospectus contains important information regarding Ziegler Exchange Traded Trust NYSE Arca Tech 100 ETF (“ETF”) which you should know before making an investment decision with respect to purchasing securities of the ETF. Please read it carefully and keep it with your investment records. There is a Table of Contents, which allows you to quickly find information about investment risks and strategies, portfolio management, buying and selling shares and other information about the ETF.

Shares of the ETF are listed on NYSE Arca, Inc. (“NYSE Arca”SM), and traded on NYSE Arca, L.L.C. (the “NYSE Arca Marketplace”®), under the symbol NXT. Except when aggregated in Creation Units (50,000 shares per Creation Unit), individual shares of the ETF are not redeemable through Ziegler Exchange Traded Trust. However, individual shares of the ETF can be purchased and sold through the secondary market.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Money you invest in the ETF is not a deposit of a bank. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. By investing in the ETF, you assume risk, and you could lose money.

Table of Contents

Overview
Introduction	3
How to Purchase or Sell ETF Shares	3
Who Should Invest?	5

ETF Information
Risk/Return Information and Investment Objectives and Strategies	5
ETF Performance	7
Fee Table	7
Example	9
Index Composition and Performance	10

Additional Information About the ETF
Investment Practices and Related Matters	15
Investment Risks	16
Portfolio Holdings	20
Fundamental Investment Policies	20
Shareholder Notice	21
Valuing Shares	21

Shareholder Information
General Information	22
Buying and Selling Shares	22
Dividend and Capital Gains Distributions	26
Tax Consequences	27

ETF Services
ETF Management	29
ETF Distribution	30
Administrator, Transfer Agent, Accounting/Pricing Agent and Custodian	31

Additional Information
Privacy: A Fundamental Concern	32
Delivery of Documents to Shareholders	33
Financial Highlights	33

Overview

Introduction

This Prospectus describes the shares of the NYSE Arca Tech 100 ETF (the “ETF”), an exchange-traded fund that currently is the only existing portfolio of Ziegler Exchange Traded Trust (the “Trust”). The Trust is an investment company organized as a Delaware statutory trust. Additional investment portfolios may be offered by the Trust in the future.

The ETF seeks to provide investment results that closely correspond to the performance of the NYSE Arca Tech 100 Index SM (“Index”). The Index has been maintained by NYSE Arca, Inc. ( “NYSE Arca”SM) (formerly known as the ArcaEx Exchange, Inc. and the Pacific Exchange, Inc.), a wholly owned subsidiary of Archipelago Holdings, Inc. (“Archipelago”), since 1982, and is one of the oldest indexes of its type calculated today. Ziegler Capital Management, LLC acts as investment advisor to the ETF and B.C. Ziegler and Company is the distributor of the shares of the ETF.

How to Purchase or Sell ETF Shares

Unlike traditional mutual funds, ETF shares may be purchased and sold either directly from the Trust in an in-kind transaction, as described in this Prospectus, or in the secondary market. However, given the structure of the ETF, most individual investors will not be able to purchase shares of the ETF directly from the Trust but will need to purchase them in the secondary market.

Purchases and Sales from the Trust

The Trust will generally only sell and redeem ETF shares in large increments to certain participants in in-kind transactions, called Creation Units. Each Creation Unit will consist of 50,000 ETF shares and is expected to be worth several million dollars. In addition, only certain participants (“Authorized Participants”) in the Depository Trust Company or the Continuous Net Settlement System of the National Securities Clearing Corporation that have entered into a participant agreement with the ETF will be permitted to purchase ETF shares from or redeem them with the Trust. The Trust will offer and sell Creation Units of the ETF to Authorized Participants based upon the net asset value (“NAV”) of the ETF. The ETF will calculate its NAV once a day like traditional mutual funds and other exchange-traded funds. Individual shares of the ETF will not be sold or redeemed by the Trust.

Purchases and Sales in the Secondary Market

ETF shares can also be purchased and sold in the secondary market in much smaller increments and for cash. These transactions, however, are not made at the ETF's NAV, but rather are made at market prices which may vary throughout the day and may differ from the ETF’s NAV. Like any listed security, exchange-traded fund shares can be purchased and sold at any time a secondary market is open. Shares of the ETF are listed on NYSE Arca and traded on NYSE Arca, L.L.C. (the “NYSE Arca Marketplace”®) under the symbol NXT.

Note to Secondary Market Investors

Shares of the ETF can be purchased or redeemed directly from the Trust only in Creation Units (50,000 shares per Creation Unit) that are expected to be worth approximately one million dollars. Most individual investors, therefore, will not be able to purchase shares of the ETF directly from the Trust. Some of the information contained in this Prospectus, including the information about buying and selling ETF shares directly from the Trust and references to transaction fees imposed on purchases and redemptions of Creation Units is not relevant to most investors. Shares of the ETF are listed on NYSE Arca and traded on the NYSE Arca Marketplace and may be purchased and sold as individual shares. Individuals interested in purchasing shares in the secondary market should contact their broker. Shares purchased or sold through any broker may be subject to commissions.

Except when aggregated in Creation Units, individual shares of the ETF are not redeemable securities. There is no guarantee that individual shares will be traded at or near NAV.

For more detailed information on purchasing and selling shares of the ETF, see “Shareholder Information—Purchasing and Selling Shares” below.

ETF Information

Risk/Return Information and Investment Objectives and Strategies

Investment Objective

Ziegler Exchange Traded Trust NYSE Arca Tech 100 ETF seeks a return, before operating fees or expenses of the ETF are deducted, that closely corresponds to the return of the Index.

Principal Investment Strategies

The ETF uses a passive management strategy, known as “replication,” to track the performance of the Index, which consists of at least 100 individual technology-related securities. Through this replication strategy, the ETF will hold substantially all of the component securities included in the Index in approximately the same proportions as they are represented in the Index. The ETF will generally select its component securities according to the following parameters.

•	The ETF plans to replicate the Index. The Index consists of companies in a broad spectrum of industries that produce or deploy innovative technologies to conduct their business

•	At least 90% of the ETF’s total assets (exclusive of collateral held for purposes of securities lending) will be invested in the component securities of the companies in the Index.

•
The largest component of the Index consists of companies in the technology sector, such as companies in the software, hardware and semiconductor industries. However, the Index also includes companies in numerous other sectors and industries, such as aerospace & defense, health care equipment, biotechnology and others. Because the Index includes securities of several technology sector industries, the ETF will invest more than 25% of its total assets in securities of companies in the technology sector (this practice is commonly referred to as being “concentrated” in a group of related industries).

•	The ETF may invest up to 10% of its assets in securities not included in the Index, such as futures contracts, options on futures contacts, options and swaps as well as cash and cash equivalents.

The ETF may also lend securities in order to earn additional income. The ETF will maintain collateral in the form of cash or U.S. Treasury obligations against the loaned securities of at least 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in cash equivalents authorized by the ETF. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the ETF and any additional required collateral is delivered to the ETF on the next business day, which is defined to include any day that the Trust is open for business as required by Section 22(e) of the Investment Company Act of 1940 (the “1940 Act”). Securities lending will only be done with parties that the ETF deems creditworthy.

The ETF’s investment advisor, Ziegler Capital Management, LLC (the “Advisor”), expects that the ETF will have a tracking error relative to the performance of its respective Index of no more than five percent (5%), before taking into account operating fees or expenses.

Summary of Principal Investment Risks

The ETF is subject to the following principal investment risks, some of which are discussed in greater detail in the “Additional Information About the ETF— Investment Risks” section:

Volatility-Market and Objective Risk. Stock markets and, as a result, stock market indexes, are volatile; can decline significantly in response to adverse issuer, political, regulatory, market or economic developments; and can experience periods of lackluster performance. Different parts of the market can react differently to these developments. Equity securities can, and do, fluctuate in price, and their short-term volatility at times may be great. Because the ETF will invest all of its assets in securities traded on U.S. markets and exchanges, the value of its portfolio will be affected by changes in the U.S. equity markets. Market risk will affect the ETF’s NAV per share, which will fluctuate as the values of the ETF’s portfolio securities change. Moreover, because the Index is price-weighted, the performance of the Index and the Fund will be more sensitive to price movements in higher-priced securities than in lower-priced securities. Additionally, the Index includes securities of many small to medium sized companies, which historically have been more volatile and less liquid than securities of larger companies. For these reasons, the Fund may experience more volatility and greater price swings as compared to the market generally.

Issuer-Specific Risks. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. A variety of factors can affect the value of a particular security and the prices of individual securities do not all move in the same direction uniformly or at the same time. The value of the individual securities of the index can be affected by several general economic and other factors specific to their companies, including poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, changes in government regulations affecting the issuer, security trading activity, continuing increases in price competition and fluctuation in interest rates.

Correlation Risk. The performance of the ETF and the Index may vary somewhat due to factors such as transaction costs, sample selection and timing differences associated with implementing changes to the ETF as a result of the addition or deletion of a security from the Index.

Sector and Industry Concentration. Because the ETF structures its investment portfolio to correspond to the composition of the Index, a significant portion of the ETF’s investments will consist of securities within the technology sector. Because companies in the technology sector represent in excess of 25% of the price-weighted average of the securities in the Index, more than 25% of the assets of the ETF are invested in equity securities within that single sector, and therefore, the ETF is concentrated in the technology sector. This concentration exposes the ETF to risks associated with economic conditions in the technology market to a greater extent than if the investments of the ETF were more fully diversified. In addition, if at any time more than 25% of the Index consists of securities of companies in any one sector or industry, the ETF would be considered concentrated in that sector or industry as well. The concentration of the ETF in any sector or industry will only be determined by the composition of the Index. If the Index’s concentration in a sector or industry falls below 25% (i.e., the Index “deconcentrates”), the ETF will also lower its concentration in that sector or industry and “deconcentrate.”

Fluctuation of NAV and Share Price. The NAV of the ETF will generally fluctuate with changes in the market value of the ETF’s holdings. The ETF’s shares are listed on NYSE Arca and traded on NYSE Arca Marketplace at market prices. Although it is expected that the market price of the ETF’s shares will approximate the ETF’s NAV, there is no guarantee that this will be the case.

Trading and Liquidity Risks. There can be no assurance that an active trading market will be maintained. Trading may be halted, for example, due to market conditions.

Index and Equity Risks. The ETF is not actively “managed.” Therefore, it would not sell a security because the security’s issuer was in financial trouble or had other relevant issues unless that security is removed from the Index. The value of the component securities is expected to decline, more or less, in correlation with any decline in value of the relevant Index. Security values could decline generally or could underperform other investments.

ETF Performance

Performance history will be available for the ETF after it has been in operation for one calendar year.

Fee Table

Generally, as a shareholder of a traditional mutual fund, you pay certain fees when you buy or sell shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). An investor who purchases Creation Units of the ETF will also incur such shareholder transaction expenses and annual fund operating expenses. When an investor purchases shares of the ETF in Creation Units, or redeems shares of the ETF in Creation Units, the investor will be required to pay a transaction fee in cash. Annual fund operating expenses, on the other hand, are expenses that the ETF pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the ETF, providing shareholder services and other activities of the ETF. Annual fund operating expenses are deducted directly from the ETF’s assets and, therefore, reduce the total return that an investor receives on his or her investment.

The following table describes the fees and expenses that are incurred when an investor buys, holds or sells Creation Units of the ETF. Investors purchasing shares of the ETF in the secondary market are not subject to the shareholder transaction expenses shown below, but will incur the annual fund operating expenses shown below and may be subject to costs charged by their brokers, such as commissions.

Shareholder Fees (fees paid by the investor directly)
Sales Charge (load) Imposed on Purchases	None
Deferred Sales Charge (load) Imposed on Redemptions	None
Transaction Fee on Purchases and Redemptions(1)	$1,000
Additional Charge If Not Settled Through the Continuous Net Settlement (the “CNS”) System of the National Securities Clearing Corporation (the “NSCC”)	$3,000

Annual Operating Expenses (expenses that are deducted from ETF assets) (2)
Management Fees	0.30%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(3)	0.71%
Total Annual Operating Expenses	1.26%
Less Advisor's Fee Reduction (4)	(0.76)%
Net Annual Operating Expenses(4)	0.50%

(1) A transaction fee of $1,000 will be charged when you purchase or redeem Creation Units of the ETF. An additional fee of $3,000 will be charged if you do not purchase or redeem Creation Units through the CNS system of the NSCC. Accordingly, the maximum transaction fee charge may be $4,000. The transaction fee is the same regardless of the number of Creation Units being purchased or redeemed pursuant to one order. One Creation Unit consists of 50,000 shares of the ETF. As a practical matter, only institutions or large investors having executed an Authorized Participant agreement may purchase or redeem these Creation Units. If you buy or sell shares in the secondary market through a broker, you may incur customary brokerage commissions.

(2) Expressed as a percentage of average net assets.

(3) Based on an estimated amount and an estimated projection of average net assets of the ETF for the current fiscal year of $50 million. Includes a license fee of 0.06% paid to Archipelago under a license agreement relating to the use by the ETF of the Index’s name.

(4) The Advisor has contractually agreed to reduce its advisory fees and reimburse the ETF for any service provider fees, until March 26, 2008, to the extent necessary to maintain the ETF’s “Net Annual Operating Expenses” at a ratio of 0.50% of average daily net assets. If the ETF’s “Net Annual Operating Expenses” are less than 0.50% of average daily net assets during such period, the Advisor, subject to the approval of the Trust’s Board of Trustees, may recoup any reduction in advisory fees or service provider fees reimbursed so that the expense ratio is 0.50%, but does not exceed 0.50%.

Example

Except when aggregated in Creation Units, ETF shares are not redeemable. This example is intended to help you compare the cost of investing in the ETF with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the ETF for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the ETF’s annual operating expenses are exactly as described in the fee table. Note that because the ETF will only issue shares in Creation Units, each of which is expected to be worth millions of dollars, the presentation below of a $10,000 investment is for illustration purposes only.(1) This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or return, all of which may vary. This example reflects the Advisor’s fee reduction for the 1-year amount, but not the 2-year and 3-year amounts. In addition, this example does not include the brokerage commissions that secondary market investors may incur to buy and sell ETF shares or transaction fees on purchases and redemptions of Creation Units. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years

$51	$324

(1) The initial value of one Creation Unit of the ETF is expected to be approximately $1,000,000. Assuming an investment of $1,000,000, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year and assuming that the ETF’s operating expenses remain the same, here’s how much you would pay in total expenses if you sell a Creation Unit at the end of each time period indicated:

1 year	3 years

$7,113	$34,441

The foregoing amounts reflect the reduction of advisory fees for the 1-year amount, but not the 3-year amount. In addition, this example does not include the brokerage commissions that secondary market investors may incur to buy and sell ETF shares or transaction fees on purchases and redemptions of Creation Units

Who Should Invest?

The ETF is passively managed, meaning it tries to match, as closely as possible, the performance of the Index by holding securities found in the Index in roughly the same proportion as represented in the Index itself. The structure of exchange-traded funds, including the ETF, is designed so that they have relatively lower expense ratios than comparable traditional mutual funds. Like other exchange-traded funds, the in-kind purchase and redemption features of the ETF are designed to protect ongoing shareholders from adverse effects on the ETF that could arise from costs associated with frequent cash creation and redemption transactions that affect the NAV of the ETF. Finally, unlike mutual funds, the ETF shares permit investors to engage in hedging and speculative trading strategies, such as short selling and trading on margin. Therefore, the ETF is designed for investors who:

•	seek a relatively low-cost “passive” approach for investing in a portfolio of equity securities of companies in the Index;

•	seek an asset allocation tool to engage in long-term investment strategies, particularly investment strategies involving the technology market represented in the Index; or

•	intend to use the ETF as a hedge or speculative trading instrument.

Investors should not invest in the ETF if they are unwilling to accept share price fluctuation, including the possibility of sharp price declines due to risks further described under “Additional Information About the ETF—Investment Risks” below. In addition, investors should not invest in the ETF if they are seeking to earn regular income or are investing to meet short-term financial goals.

Index Composition and Performance

Index Composition

The NYSE Arca Tech 100 Index is a price-weighted index comprised of common stocks and American Depository Receipts (“ADRs”) of technology-related companies listed on U.S. exchanges. Companies from different industries that produce or deploy innovative technologies to conduct their business are considered for inclusion. Modeled as a multi-industry technology index, the objective of the NYSE Arca Tech 100 Index is to provide a benchmark for measuring the performance of technology-related companies operating across a broad spectrum of industries. The Index contains 100 securities, and was established in 1982. A description of the Index and constituents that make up the Index can be found at NYSE Arca’s website at http://www.arcaex.com/marketdata/market_arcatech100.asp.

The Index is a price-weighted index of 100 technology related securities that are listed on the New York Stock Exchange (“NYSE”), NYSE ArcaSM, The American Stock Exchange (“AMEX”) or The Nasdaq Stock Market, Inc. (“Nasdaq”) markets. A price-weighted index holds the same number of shares of each security, thus the price of the security is the influencing factor to the value of the index. Higher priced securities have a higher weight in the index than lower priced securities, as the shares of each component are equally held. The Index is currently calculated by Dow Jones & Company, Inc.

The Index value is the quotient of the sum of last sale prices for all component issues (as reflected by the primary listed exchange) and a specified Divisor. The Divisor is initially specified and then adjusted periodically to reflect stock splits or stock dividends. The value of the Index is calculated based upon the formula set forth below.

NYSE Arca Tech 100 Index = Σ Pi
            D
where D= Divisor and Pi= security price

Divisor Changes are calculated as follows:

New Divisor = Old Divisor x ((Sum of New Prices)/(Sum of Old Prices))

Selection of Index Component Securities

The Index consists of companies, excluding IPOs, that are selected from different industries and that produce or deploy innovative technologies to conduct their business. The Index Provider's Selection and Oversight Committee considers the following guidelines to determine the investable universe: liquidity and price; financial viability; industry representation; and operating company status.

Liquidity and price. A stock’s liquidity is very important to ensure that the Index is investable. Low-priced stocks can have lower liquidity. Low-priced stocks are harder to borrow for short sales, and they often do not have listed options. Further, some institutions aren’t permitted to hold low-priced stocks.

Financial viability. A simple way to screen for companies is through the positive earnings test, where the company should have four consecutive quarters of positive earnings in terms of Generally Accepted Accounting Principles ("GAAP") net income.

Industry representation/balance. In order for the Index to reflect the performance of leading technology-related companies across a broad spectrum, the Selection and Oversight Committee selects new components so that one industry group does not dominate the Index.

Operating company status. The Selection and Oversight Committee generally only selects operating companies and excludes limited partnerships, non-operating holding companies, closed-end funds and exchange traded funds or royalty trusts.

In addition to the foregoing guidelines, a component security must generally meet the following criteria.

•
The security must be listed on the NYSE®, NYSE ArcaSM, AMEX® or Nasdaq® markets. The security must have “seasoned” on one of these markets for at least 12 months; in the case of spin-offs, the operating history of the spin-off will be considered.

•	The issuer of the security must not currently be in bankruptcy proceedings.

•	For the purpose of initial inclusion, the issuer must have reported at least four consecutive quarters of positive earnings in terms of GAAP net income, for the purpose of a positive earnings test.

•	The security must have an average daily volume of at least 30,000 shares during the prior quarter.

•	The security must not have accumulated more than 10 non-trading days in the prior quarter.

Finally, when composing the Index, Index Provider's Selection and Oversight Committee generally ensures that the Index as whole meets the following criteria.

•
At least 85% of the weight of the Index must be comprised of component securities which each have a minimum public float value of at least $150 million and a minimum average daily trading value of at least $1 million during the previous two months of trading.

•	At least 90% of the weight of the Index must be comprised of component securities which each has a minimum monthly trading volume of at least 250,000 shares during the last six months.

•
At least 30% of Index value must be derived from component securities for which the market price per share closed above $3 for the majority of the trading days in the past six months, as measured by the highest closing price recorded in the primary market on which the underlying security trades.

•
No component security may constitute 10% or more of total Index weight, unless exempt by the Selection and Oversight Committee from this requirement, provided that in no case will any component security represent more than 15% of the total Index weight.

•	The five heaviest weighted component securities may comprise no more than 25% of the total Index weight.

•	The Index must contain 100 underlying component securities.

Index Review

The Selection and Oversight Committee reviews and reconstitutes (as needed) the Index semi-annually to ensure that it continues to reflect the performance of technology driven companies. Changes that affect the composition of the Index include: the deletion of an Index component security for failure to meet requirements specified for inclusion in the Index, and the addition or deletion of an Index component security due to a corporate action.

Corporate actions of a component security often have material impact on the value of the Index and cause reconstitution of the Index. For example, if a constituent is delisted by its principal exchange, enters bankruptcy proceedings, or is under extreme financial distress, the security is removed immediately from the Index. Exceptions are made on a case-by-case basis. A security might not be removed immediately when a bankruptcy filing is not a result of operating or financial difficulties. If the issuing company of one or more Index constituent securities is acquired by or merges with another company, then the original constituent and the acquirer securities are replaced by a security of the successor entity—providing that the successor meets applicable eligibility criteria. Any such necessary reconstitutions of the Index are addressed within 3 business days of the effectiveness of the action to maintain the fixed number of stocks in the Index.

For the sake of continuity, composition changes due to other eligibility requirements, such as average daily volumes, public float, etc., between scheduled dates are rare. Extraordinary revisions are generally implemented as needed, when they have a material effect on the value of the Index. When such an event necessitates that one component be replaced, the entire Index is reviewed and multiple component changes may be implemented simultaneously. Information regarding such reconstitutions of the Index are disclosed to the public at least two business days prior to the reconstitution.

Index Performance

The ETF’s performance will, over time, be compared to the Index. The following table compares the annual rate of return of the Index to the rate of returns of the following three third-party indexes: NASDAQ-100 Index, which includes 100 of the largest domestic and international non-financial companies listed on Nasdaq based on market capitalization; Dow Jones U.S. Technology Sector Index, which tracks movements of technology companies that are components of the Dow Jones Total Market Index; and S&P Tech Select Sector Index, which tracks movements of companies that are components of the S&P 500 and are involved in the development or production of technology products. How the Index has performed historically is not necessarily an indication of the ETF’s future performance.

Annual Rate of Return

Index	Inception Date	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
NYSE Arca Tech 100 Index (f/k/a the ArcaEx Tech 100 Index)	12/31/82	20.52%	20.40%	55.12%	116.84%	-16.12%	-15.42%	-33.14%	52.62%	12.09%	7.82%	5.21%
NASDAQ - 100 Index	2/1/85	42.78%	20.77%	85.48%	102.10%	-36.83%	-32.62%	-37.53%	49.48%	10.75%	1.90%	7.31%
Dow Jones U.S. Technology Sector Index	1/2/92	36.42%	22.91%	70.30%	83.68%	-36.99%	-28.34%	-38.66%	51.04%	1.76%	3.31%	10.10%
S&P Tech Select Sector Index	1/1/98	N/A	N/A	62.15%	66.69%	-42.04%	-22.76%	-38.27%	39.49%	5.53%	-0.02%	12.56%

Annualized Total Rates of Return
(at December 31, 2006)

Index	Inception Date	1 Year	3 Years	5 Years	10 Years
NYSE Arca Tech 100 Index (f/k/a the ArcaEx Tech 100 Index)	12/31/82	5.21%	8.33%	5.34%	14.06%
NASDAQ - 100 Index	2/1/85	7.31%	6.59%	2.49%	8.10%
Dow Jones U.S. Technology Sector Index	1/2/92	10.10%	5.00%	1.41%	6.41%
S&P Tech Select Sector Index	1/1/98	12.56%	5.90%	0.45%	N/A

Additional Information About the ETF

Investment Practices and Related Matters

Principal Types of Investments

The ETF will primarily invest in the equity securities included in the Index, but will also, to a more limited extent, invest in other securities. Equity securities represent an ownership interest, or right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or liquidation of the issuer. Equity securities in the Index include, but are not limited to, common stocks and American Depository Receipts.

The other securities not included in the Index, but in which the ETF may invest, include short-term investments, such as warrants, money market instruments, repurchase agreements or funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act).

Stock Indexing

Index funds, such as the ETF, are “passively managed,” meaning they try to match, as closely as possible, the performance of a target securities index by holding each security found in the index in roughly the same proportion as represented in the index itself. For example, if 5% of the Index was made up of the assets of a specific company, the ETF would normally invest 5% of its assets in that company. However, because up to 10% of the ETF’s assets may be invested in securities not included in the Index, some variances may exist.

Indexing appeals to many investors for a number of reasons, including its simplicity (indexing is a straightforward marketing-matching strategy); diversification (indices generally cover a wide variety of companies and industries); relative performance predictability (an index fund is expected to move in the same direction—up or down—as its target index); and comparatively low cost (index funds generally do not have many of the expenses of an actively-managed fund, such as research and company visits). Also, assuming the composition of the relevant index remains fairly stable, index funds may experience lower portfolio turnover rates, which would result in reduced transaction costs (brokerage commissions, etc.) and capital gains. However, for this ETF, investors should bear in mind that this final benefit may not hold true. The Index has experienced rather rapid changeover at times, as a result of the volatility of the technology industry generally and of specific companies included in the Index from time to time.

The performance of the ETF generally will trail the performance of the Index. This is because the ETF and its investors incur operating costs and expenses that are not shared by the Index and because of differences between the Index and the ETF’s portfolio.

Additionally, when the ETF invests any cash proceeds it receives from investors in equity securities included in the Index, the ETF must pay brokerage commissions, which further reduce the amount invested. As the composition of the Index changes, the ETF must make corresponding adjustments in its holdings, which gives rise to additional brokerage commissions. Also, the ETF incurs other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and possibly 12b-1 service and distribution fees, all of which reduce the ETF’s total return. No such fees affect the total return of the Index.

Finally, because of liquidity needs and other constraints under which the ETF operates, the ETF generally cannot invest its assets so that they correlate 100% at all times with the equity securities of the Index. Although the ETF may attempt to use options and futures strategies to generate returns on these assets, which replicate the return on the Index, these strategies are imperfect and give rise to additional transaction costs.

For these reasons, investors should expect that the performance of an index fund will lag that of the index it attempts to replicate. In recognition of this disparity, the ETF compares its gross returns (returns before deducting the ETF’s operating expenses) and its net returns (returns before deducting the ETF’s operating expenses) to the Index.

Discontinuation of Licensing Agreement

If the Index is discontinued or the license agreement with the sponsor of the Index is terminated, the ETF may seek shareholder approval, if necessary, to substitute a different index or to liquidate the ETF if the Trust’s Board of Trustees (the “Trustees”) deems it to be in the best interest of shareholders.

Investment Risks

Many factors affect the ETF’s performance. The value of the ETF’s portfolio securities, and therefore its NAV, changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The ETF’s reaction to these developments will be affected by the types of securities in which the ETF invests; the financial condition, industry and economic sector and geographic location of an issuer; and the ETF’s level of investment in the securities of that issuer. Because the Index concentrates in the securities of the technology industry, the ETFs investments will be concentrated in the same way. The ETFs performance, in turn, will depend heavily on the performance of that industry and could be more volatile than the performance of less concentrated funds. When you sell your shares of the ETF they may be more or less valuable than when you paid for them, which means that you could lose money.

The following factors can significantly affect the ETF’s performance:

Volatility-Market and Objective Risk

The ETF is subject to market risk, which is the risk that the securities held by the ETF will rise and fall in response to changes in the stock markets generally. Stock markets and, as a result, stock market indexes, are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Also, the technology market sector experiences increases and decreases generally based on the investing public’s often changing attitude toward that sector in contrast to the overall stock market. As a result, the ETF’s share price is subject to significant volatility.

Moreover, because the Index is price-weighted, the performance of the Index and the ETF will be more sensitive to price movements in higher-priced securities than in lower-priced securities. For example, a 5% increase or decrease in a higher-priced security will affect the value of the ETF more than a 5% increase or decrease in a lower-priced security. The ETF may experience greater price swings as compared to the stock market generally.

Issuer-Specific Risks

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer and changes in general economic or political conditions can affect a security’s or instrument’s value, which, depending on the size of the ETF’s investment in the security or instrument, can have a significant affect on the ETF. The value of smaller, less well-known issuers can be more volatile than that of larger issuers.

Risks Related to Investments in Small to Medium Sized Companies

The Index includes securities of many small- and medium-sized companies, which historically have been more volatile and less liquid than securities of larger companies. These companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies. Historically, small and medium sized capitalization stocks have experienced more price volatility than large capitalization stocks. Some factors contributing to this greater volatility include: (a) less certain growth prospects of small and medium sized companies, as compared to larger companies (this loss of certainty may be offset in part by the opportunity for small- and medium-sized companies to demonstrate greater percentage growth relative to their size, as compared to larger companies); (b) less liquidity in the trading markets for their stocks, in part because of fewer shares trading in the market and in part because of a low public profile which reduces the interest level of financial analysts and the investing public; and (c) greater sensitivity to changing economic conditions. For these reasons, the net asset value of the ETF may increase and decrease more than the stock market in general, as measured by broad-based indices such as the S&P 500 Index.

Correlation Risk

Although the Advisor will attempt to closely correspond the performance of the ETF to that of the Index, there can be no assurance that it will be able to do so in all market conditions. The performance of the ETF and the Index may vary somewhat due to factors such as the index options and futures used by the Advisor to equitize the ETF’s cash positions and short-term investments not precisely tracking the performance of the Index; the ETF incurring brokerage commissions and other transaction costs in order to maintain investments that mirror the Index; the ETF incurring advisory and other service fees and operating costs and expenses that reduce the total return of the ETF as compared to that of the Index; and the ETF incurring timing differences in its replication of the Index.

Industry and Sector Concentration Risks

Because the ETF structures its investment portfolio to correspond to the composition of the Index, a significant portion of the ETF’s investments will consist of securities within the technology sector. Generally, more than 25% of the assets of the ETF will be invested in equity securities within that single sector, and therefore, the ETF is concentrated in the technology sector. The ETF’s concentration in any one sector or industry will result only from the composition of the Index, and the ETF will float with the Index with respect to any such concentration.

The ETF’s investments in technology-related companies expose the ETF to risks associated with economic conditions in the technology market to a greater extent than funds not concentrated in the technology sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. In the past, such companies have also experienced volatile swings in demand for their products and services due to changing economic conditions and rapid technological advances.

However, the equity securities that are included in the Index comprise a fairly broad range of industries, many, but not all, of which are in the technology sector. The technology sector, as defined by the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International, includes the following industries: Internet software & services, IT services, software, communications equipment, computers & peripherals, electronic equipment & instruments, office electronics and semiconductors & semiconductor equipment. The ETF's broad industry representation generally helps soften volatility associated with economic and political developments that disproportionately affect specific industries represented within the Index. Nonetheless, there may be times when one or more industries may be over-represented on the Index (i.e., greater than 25% of its assets invested in such industries), which will expose the ETF during such periods to risks associated with industry concentration. The types of industries that are over-represented, if any, may vary from time to time.

Risks Relating to Fluctuation of Net Asset Value and Share Price

The NAV of the ETF’s shares will generally fluctuate with changes in the market value of the ETF’s holdings. The ETF’s shares are listed on NYSE Arca and can be bought and sold in the secondary market at market prices, which can be the same as, above or below the shares’ NAV. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of closed-end funds, which frequently trade in the secondary market at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not expect that large discounts or premiums to NAV will exist for extended periods of time. Although a share’s market price is expected to approximate its NAV, there is no guarantee that this will be the case and it is possible that the market price and NAV will vary significantly. As a result, you may pay more than the shares’ NAV when buying shares in the secondary market and receive less than their NAV when selling those shares. Soon after trading on the secondary market begins, information about the premiums and discounts at which the ETF’s shares have traded will be available at www.NXT100.com.

The market price of shares during the trading day, like the price of any exchange-traded security, includes a bid/ask spread charged by any exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Advisor believes that, under normal market conditions, large discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Trading and Liquidity Risks

Although the ETF’s shares are listed on NYSE Arca and traded on the NYSE Arca Marketplace, there can be no assurance that an active trading market for shares will develop or be maintained. Trading may be halted, for example, due to market conditions or for reasons that make trading in shares inadvisable. In addition, there can be no assurance that the requirements necessary to maintain the listing of the shares of the ETF will continue to be met or will remain unchanged.

If the ETF’s shares are delisted from NYSE Arca or trading of the shares on the NYSE Arca Marketplace is permanently halted, the Advisor may seek to list the ETF shares on another registered national securities exchange as defined in Section 2(a)(26) of the 1940 Act, merge the ETF with another exchange-traded fund or traditional mutual fund or liquidate the ETF at NAV.

Options and Futures

The ETF may use exchange-traded index futures contracts and options on stock indices for the following purposes: (1) to equitize its cash and other liquid investments so as to more nearly simulate full investment in stocks; (2) to make it easier to trade; and (3) to reduce costs by buying futures instead of actual stocks when futures are cheaper.

Index Futures and Options. The ETF may purchase or write (sell) call options and put options on stock indices. Put and call options for various stock indices are traded on registered securities exchanges. The ETF will generally use options and futures on the S&P 500 Index, the Nasdaq 100 Index and/or the Nasdaq Composite Index. The ETF may use options and futures on other indices that become available in the future, if the Advisor determines they are appropriate instruments to help achieve the ETF’s investment objective and otherwise are consistent with its investment program and restrictions.

Put and call options on a securities index are similar to options on an individual stock. The principal difference is that an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the option times a specified multiple.

An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time a fund enters into and terminates an index futures transaction, the fund may realize a gain or a loss.

Risks Associated with Options and Futures. Losses involving index futures contracts and index and stock options can sometimes be substantial, in part because a relatively small price movement in an index or stock option or an index futures contract may result in an immediate and substantial loss or gain for the ETF. The ETF will not use futures and options contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. Rather, the ETF will keep separate cash or cash-equivalent securities in the amount of the obligation underlying the futures contract. The aggregate margin and premium requirements to establish positions in options and futures contracts will not exceed 5% of the ETF’s total assets.

Additional risks associated with the intended use by the ETF of index futures contracts and index options include the following:

(1)	An imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock index that the instrument is designed to simulate;

(2)
An imperfect correlation between the price movement in the index underlying the futures contract or in the index underlying the option agreement and the price movement in the index which the ETF seeks to match; and

(3)	The possibility of no liquid secondary market for a futures contract or option and the resulting inability to close a position prior to its maturity date.

The ETF will seek to minimize the risk of imperfect correlation by investing only in those futures contracts and options whose behavior is expected to resemble that of the ETF’s underlying securities. The ETF will also seek to reduce the risk of being unable to close out a futures position by entering into such transactions on registered securities exchanges with an active and liquid secondary market.

Securities Lending

As with other extensions of credit, there is a risk of delay in recovering a loaned security if the borrower defaults.

Portfolio Holdings

A description of the ETF’s policies and procedures with respect to the disclosure of the ETF portfolio securities are available in the Statement of Additional Information (“SAI”) and will be available on the Trust’s website at www.NTX100.com.

Fundamental Investment Policies

The following policy is fundamental, that is, subject to change only by shareholder approval: the ETF seeks to provide a total return, before operating fees or expenses of the ETF are deducted, that closely corresponds to the total return of the Index.

Shareholder Notice

The following policy is subject to change only upon 60 days’ prior notice to shareholders: the ETF normally invests at least 90% of its assets in the equity securities included in the Index.

Valuing Shares

We determine the NAV per share of the ETF daily by adding up the total value of the ETF’s investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the ETF. The NAV per share is expected to be determined as of 4:00 p.m. Eastern Time on each day that NYSE Arca Marketplace is open for trading.

For purposes of determining net asset value, we value the ETF’s investments using their market quotations when readily available. Market quotations are readily available in nearly all instances for the common stocks and other equity securities in which the ETF will invest. When market quotations are not readily available or are unreliable, securities are valued in good faith at their “fair values” in accordance with pricing policies and procedures adopted by the Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. Because the ETF invests substantially all of its assets in the component securities included within the Index, and these securities are selected for their market size, liquidity and industry group representation, it is expected that there would be limited circumstances in which the ETF would use fair value pricing—for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the ETF calculated its NAV.

Shareholder Information

General Information

The Trust was organized as a Delaware statutory trust on July 13, 2005. If shareholders are required to vote on any matters, each share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable laws. For more detailed information, see the SAI.

Ziegler Capital Management, LLC (“Advisor” or “ZCM”) is the primary investment advisor of the ETF. ZCM also serves as primary investment advisor for the North Track Funds, Inc. (“North Track”) family of mutual funds. In addition to managing the ETF and the North Track family of mutual funds, ZCM provides investment management services to retail and institutional clients, including retirement plans. As of December 31, 2006, ZCM and its affiliates had approximately $3.4 billion of assets under discretionary management. B.C. Ziegler and Company (“Distributor” or “BCZ”), an affiliate of ZCM, serves as distributor for the ETF, as well as for the North Track family of mutual funds. Both ZCM and BCZ are wholly owned subsidiaries of The Ziegler Companies, Inc. (“Ziegler”), a financial services holding company. ZCM and BCZ are located at 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

The Depository Trust Company (“DTC”) is a limited trust company and securities depository that facilitates the clearance and settlement of trades for its participating banks and broker-dealers. The Distributor has executed an agreement with DTC for the provision of book-entry and related services described below.

Buying and Selling Shares

Purchasing Shares from the ETF in Creation Units

The criteria and procedures set forth below apply to purchases of Creation Units of ETF shares only. For more detailed information, see the SAI.

Eligible Investors. To purchase shares directly from the ETF, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in DTC or a broker-dealer or other participant in the clearing process of the CNS system of the NSCC and, in each case, must have executed a Participant Agreement with the Distributor. Authorized Participants are generally brokerage firms and other institutional investors. You may also make purchases outside the clearing process through a DTC Participant that has executed an agreement with the Distributor.

Creation Units. Shares may be purchased directly from the ETF only in blocks of 50,000 shares known as Creation Units. The number of shares in a Creation Unit is generally not expected to change, except in the event of a share split, reverse split or other revaluation. The ETF will not issue fractional Creation Units. The initial value of one Creation Unit of the ETF is expected to be approximately $1,000,000. For more detailed information, see the SAI.

Deposit Securities. The ETF will generally only issue shares in an in-kind transaction. To purchase shares in Creation Units directly from the ETF, an Authorized Participant must submit a designated basket of securities (“Deposit Securities”) to the ETF. Each business day, prior to the opening of trading on the NYSE Arca Marketplace, the Advisor will designate through the NSCC the names and number of shares of each security to be included in that day’s basket, which is based upon the composition of the Index. The ETF reserves the right to accept a nonconforming basket of securities. For more detailed information, see the SAI.

Balancing Amount. In addition to the Deposit Securities, an Authorized Participant will either pay to, or receive from, the ETF an amount of cash equal to the difference between NAV of a Creation Unit and the market value of the Deposit Securities (“Balancing Amount”). The Balancing Amount serves to equalize the amount paid for a Creation Unit with the value of the Creation Unit. The Advisor will publish information about the previous day’s Balancing Amount daily. The Authorized Participant must also pay a transaction fee in cash for purchases of Creation Units.

Purchase Orders. Purchase orders will be processed through either a manual clearing process run by the DTC or through an enhanced clearing process available only to those DTC participants that are also participants in the CNS system of the NSCC. Authorized Participants that do not use the NSCC’s enhanced clearing process will be charged an additional fee. The Distributor must receive purchase orders that comply with the terms of the Participant Agreement and conform with the requirements of DTC (and if applicable the CNS system of the NSCC) (each a “Conforming Purchase Order”) by no later than 4:00 p.m. Eastern Time, in order to receive that day’s closing NAV. As further described in the SAI, all nonconforming orders must be received by the Distributor no later than 3:00 p.m. Eastern Time in order to receive that day’s closing NAV.

Transaction Fees. A fixed transaction fee of $1,000 is applicable to each purchase, regardless of the number of Creation Units purchased. An additional fee of $3,000 will be applied to purchases effected through the manual DTC clearing process and in the limited circumstances specified in the SAI. Accordingly, the maximum transaction fee charge may be $4,000. The transaction fee is charged to offset the estimated costs associated with issuing Creation Units. In addition, you may incur brokerage commissions and other costs in purchasing the Deposit Securities.

Redeeming Shares of the ETF in Creation Units

The redemption process is essentially the reverse of the purchase process. To redeem shares of the ETF, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant, and you must tender shares in Creation Unit-size blocks (50,000 shares) in proper form. Shares of the ETF are not redeemable except when aggregated in Creation Units. The Distributor will provide a list of Authorized Participants upon request. For more detailed information, see the SAI.

Fund Securities. Redemption proceeds will be paid in-kind with a basket of securities (“Fund Securities”). The Fund Securities you receive will generally be the same as that required to purchase Creation Units on the same day. There will be times, however, when the Deposit Securities and Fund Securities differ. The designated list of securities making up the Fund Securities will be available through the NSCC each business day, prior to the opening of trading on the NYSE Arca Marketplace. The ETF reserves the right to honor a redemption request with a nonconforming basket of securities.

Cash Redemption Amount. You will either receive from or pay to the ETF a Cash Redemption Amount in cash, depending on whether the NAV of a Creation Unit is higher or lower than the value of the Fund Securities. If you are receiving a Cash Redemption Amount, the amount tendered will be reduced by the amount of the applicable transaction fee.

Redemption Orders. All redemption orders must be processed through either a manual clearing process run by the DTC or through an enhanced clearing process available only to those DTC participants that are also participants in the CNS system of the NSCC. Authorized Participants that do not use the NSCC’s enhanced clearing process will be charged an additional fee. The Distributor must receive redemption orders that comply with the terms of the Participant Agreement and conform with the requirements of DTC (and if applicable the CNS system of the NSCC) (each a “Conforming Redemption Order”) by no later than 4:00 p.m. Eastern Time, in order to receive that day’s closing NAV. As further described in the SAI, all nonconforming orders must be received by the Distributor no later than 3:00 p.m. Eastern Time in order to receive that day’s closing NAV.

Transaction Fees. A fixed transaction fee of $1,000 is applicable to each redemption, regardless of the number of Creation Units redeemed. An additional fee of $3,000 will be applied to redemptions effected through the manual DTC clearing process and in the limited circumstances specified in the SAI. Accordingly, the maximum transaction fee charge may be $4,000. The transaction fee is charged to offset the estimated costs associated with redeeming Creation Units. In addition, you may incur brokerage commissions and other costs in purchasing enough shares to make a Creation Unit.

Buying and Selling Shares in the Secondary Market

ETF shares are listed on NYSE Arca and traded on the NYSE Arca Marketplace under the ticker symbol “NXT.” Shares will trade in the secondary market through a broker. The market price of shares may be more or less than NAV, and you may incur brokerage commissions or additional charges when you buy or sell shares in the secondary market. The conventional trading range of a share of the ETF is expected to be between $20-$300. The ETF reserves the right to adjust the price levels of shares in the future, through, among other things, stock splits or reverse stock splits, to help maintain convenient trading ranges for investors.

The market price of shares may be affected by market forces of supply and demand, economic conditions and other factors. NYSE Arca Marketplace or an appointed agent intends to disseminate every fifteen seconds a calculation of the Indicative Optimized Portfolio Value, which is the sum of the current value of the Deposit Securities and the estimated Balancing Amount effective through and including the previous day. This approximate value should not be viewed as a “real-time” update of NAV per share of the ETF, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. Neither the ETF nor the Trust is involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as their accuracy.

Book Entry

Shares of the ETF are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the ETF and is recognized as the owner of all shares. The Distributor will not have any record of your ownership.

Investors owning shares of the ETF are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

Your broker will provide you with account statements, confirmations of your purchases and sales and tax information. Your broker will also be responsible for distributing income and capital gains distributions and for sending you shareholder reports and other information as may be required.

Market Timing

The Trustees have not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Creation Units because the ETF is designed to offer investors an equity investment that can be bought and sold frequently in the secondary market without adversely affecting the ETF; because the ETF generally sells and redeems Creation Units in-kind; and because the ETF imposes sizable transaction fees to off-set the negative effect of frequent purchases and redemptions. As noted above, the shares of the ETF are listed on NYSE Arca and traded on the NYSE Arca Marketplace, which allows retail investors to purchase and sell individual shares among themselves at market prices throughout the trading day, similar to other publicly traded securities, without affecting the ETF. The ETF sells and redeems its shares at NAV only in Creation Unit-size blocks (50,000 shares) pursuant to the terms of a Participant Agreement between the Authorized Participant and the Distributor, principally in exchange for a basket of securities that mirrors the composition of the ETF’s portfolio and a specified amount of cash. Such in-kind purchases and redemptions should limit an investor’s ability to profit from short-term trading at the ETF’s expense. Finally, the ETF imposes a transaction fee on Creation Unit transactions that is designed to offset the ETF’s transfer and other transaction costs associated with the issuance and redemption of the Creation Units. Despite the Trustees’ determination that no market timing policy is necessary, the ETF reserves the right to reject any purchase or redemption transactions at any time.

Cautionary Notes

Note to Investment Companies. For purposes of the 1940 Act, shares are issued by the ETF, and the acquisition of shares by investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.

Note to Authorized Participants Regarding Continuous Offering. Certain legal risks may exist that are unique to Authorized Participants purchasing Creation Units directly from the ETF. Because new Creation Units may be issued on an ongoing basis, at any point a distribution, as such term is used in the Securities Act of 1933 (the “Securities Act”), could be occurring. As a broker-dealer, certain activities that you perform may, depending on the circumstances, result in your being deemed a participant in a distribution, in a manner which could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act.

For example, you may be deemed a statutory underwriter if you purchase Creation Units from the ETF, break them down into individual ETF shares, and sell such shares directly to customers, or if you choose to couple the creation of a supply of new ETF shares with an active selling effort involving solicitation of secondary market demand for ETF shares. A determination of whether a person is an underwriter for purposes of the Securities Act depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Dealers who are not underwriters but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an unsold allotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

Notes to Authorized Participants. The ETF will sell and redeem Creation Units on any day that the ETF is open for business as required by Section 22(e) of the 1940 Act, or as otherwise permitted by the SEC.

You may be asked to provide additional information in order for the Trust to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Dividends and Capital Gains Distributions

The ETF earns dividends, interest and other income from its investments and distributes this income (less expenses) to shareholders as dividends. The ETF also realizes capital gains from its investments and distributes these gains (less any losses) as capital gains distributions. If you purchased your shares in the secondary market, your broker is responsible for distributing the income and capital gain distributions to you.

The ETF normally declares and pays dividends, if any, annually. Capital gains distributions, if any, for the ETF will normally be declared annually and paid within 60 days after the end of the fiscal year.

Tax Consequences

As with any investment, your investment in the ETF could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider the tax related consequences of your investment. The following is a summary of some important tax issues that affect the ETF and its shareholders. You should not consider this summary to be a detailed explanation of the tax treatment of the ETF or the tax consequence of an investment in the ETF. You should consult your own tax adviser for more information and specific advice.

Tax Status of the ETF

The ETF is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the ETF qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

The ETF is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes.

Taxes on Distributions

Distributions investors receive are subject to federal income tax and may also be subject to state or local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in ETF shares.

For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to investors as ordinary income or qualified dividend income, while certain distributions, including distributions of long-term capital gains, are taxable to investors generally as capital gains. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the ETF receives qualified dividend income and subject to certain limitations. Any long-term capital gains distributions you receive from the ETF are taxable as long-term capital gains regardless of how long you have owned your shares. Long-terms capital gains distributions will result from gains on the sale or exchange of capital assets held for more than one year. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the ETF from U.S. corporations, subject to certain limitations.

Any taxable distributions investors receive will normally be taxable to them when they receive them. Distributions paid in January, but declared in the previous year, may be taxable to you in the previous year.

If investors buy shares when the ETF has realized but not yet distributed income or capital gains, they will be buying a dividend by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Tax Status of Share Transactions

Currently, any capital gains or loss upon a sale of ETF shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as short-term gain or loss if held for one year or less. Any capital loss on the sale of ETF shares held for six months or less is treated as long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares.

The amount of the gain or loss is measured by the difference between the sales price of the shares sold and the tax basis of the shares sold. You should consult with your tax adviser regarding how you calculate the basis in your shares and the special methods for determining basis that apply to shares held in a custodial account. Long-term capital gains are currently taxed at the rate of 15%. Short-term capital gains are subject to tax at the ordinary income rates which may be as high as 35%.

You should also consult with your tax adviser regarding the “wash sale” rules and other rules that may limit the amount and the character of any loss that you may deduct. You should consult with your tax adviser regarding the state and local tax consequences of a sale of shares.

Taxes on Creations and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time and the purchaser’s aggregate basis in the Deposit Securities and any Balancing Amount. A person who redeems Creation Units and receives securities in-kind from the ETF will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units and the aggregate market value of the Fund Securities and any Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or the exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser on these matters.

ETF Services

ETF Management

Ziegler Capital Management, LLC is the ETF’s Advisor. The address of ZCM is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202. As of December 31, 2006, ZCM and its affiliates had approximately $3.4 billion in discretionary assets under management. As Advisor, ZCM makes investment decisions for the assets of the ETF and continuously reviews, supervises and administers the ETF’s investment programs. The Trustees of the Trust supervise ZCM and establish policies that ZCM must follow in its day-to-day management activities. The ETF pays a management fee to ZCM. The management fee is calculated and paid to ZCM every month. The ETF’s annual management fee rate is 0.30% on the first $250 million in average daily net assets; 0.25% on the next $250 million in average daily net assets; 0.20% on the next $500 million in average daily net assets; and 0.15% on average daily net assets in excess of $1 billion. ZCM has contractually agreed to reduce its advisory fees and reimburse the ETF for any service provider fees until March 26, 2008, to the extent necessary to maintain the ETF’s net annual operating expenses at a ratio of 0.50% of average daily net assets. ZCM may request to be repaid by the ETF prior to that date if expenses fall below the specified limit. In other words, if the ETF’s “Net Annual Operating Expenses” are less than 0.50% of average daily net assets during such period, the Advisor, subject to the approval of the Trustees, may recoup any reduction of advisory fees or service provider fees reimbursed so that the expense ratio is 0.50%, but does not exceed 0.50%.  During periods when ZCM reduces its fees and reimburses the ETF without any recoupment of fees, this arrangement can decrease the ETF’s expenses and boost its performance. However, expenses may increase in the event of a recoupment. A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the ETF will be available in the ETF’s Annual Report to Shareholders for the period ended October 31, 2007.

ZCM bears all of its own costs associated with providing advisory services and the expenses of the Trustees that are affiliated with ZCM.

Portfolio Managers

The ETF is managed by a team of investment professionals with equities experience who are employed by the Advisor. The team jointly develops and implements investment strategies for the ETF. The team currently consists of Donald J. Nesbitt, Brian K. Andrew and Mikhail I. Alkhazov and is currently led by Donald J. Nesbitt.

Donald J. Nesbitt, CFA. Donald J. Nesbitt is ZCM’s Chief Investment Officer and a Managing Director of ZCM. Mr. Nesbitt joined BCZ in early 2002 after having spent nearly four years at Qwest Communication’s pension plan in Denver, Colorado, where he managed $6 billion of equities, using research-enhanced, quantitative approaches. Prior to joining Qwest, Mr. Nesbitt spent nine years at the Illinois Teachers’ Retirement System where, as Director of Investments, he was responsible for the management of $20 billion across various asset classes. Mr. Nesbitt holds a B.S. in economics from Saint Cloud State University, St. Cloud, Minnesota, and a M.S. in financial analysis from the University of Wisconsin-Milwaukee. He holds a Chartered Financial Analyst (CFA) designation and has been actively involved with the Association for Investment Management and Research (AIMR). Mr. Nesbitt has also instructed investment courses at the University of Illinois-Springfield and has spoken at numerous industry conferences on the topics of enhanced equity management and derivative investment strategies.

Brian K. Andrew, CFA. Brian K. Andrew is ZCM’s President and a Senior Managing Director of ZCM. Mr. Andrew has been a portfolio manager of the North Track Funds since 1994. Prior to joining BCZ in 1994, he worked as an analyst and portfolio manager for bank trust and investment advisory firms and was a managing director and partner in a private investment advisory firm. Mr. Andrew’s experience prior to joining BCZ includes creating an investment program to manage indentured funds, managed municipal funds and monies for organizations in the health care and senior living industry. He also has experience crafting investment policies and educating organizational management and boards regarding those policies and their implementation.

Mr. Andrew received his B.S. in Business/Finance from the University of Minnesota. He has also earned his Chartered Financial Analyst (CFA), and Certified Cash Manager (CCM) designations. He is a member of the Milwaukee Investment Analyst Society, the CFA Institute and the Treasury Management Association. Mr. Andrew has also been active in adult education teaching investment topics through the University of Wisconsin-Milwaukee, Center for Financial Training and the American Bankers Association. He has also taught undergraduate courses in finance at Concordia University.

Mikhail I. Alkhazov. Mikhail I. Alkhazov is an Assistant Vice President and Portfolio Manager for ZCM. He joined BCZ as a research analyst in 2000. He currently serves as a Portfolio Manager and Equity Analyst, supporting ZCM's quantitative investment research process. Mr. Alkhazov graduated magna cum laude from the University of Wisconsin-Milwaukee with undergraduate degrees in Accounting and in Finance. He has also earned his Chartered Financial Analyst (CFA) designation and holds Series 7, 66 and 55 licenses.

Additional Portfolio Manager Information. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of ETF shares.

ETF Distribution

B.C. Ziegler and Company will distribute the ETF’s shares in Creation Units. The ETF has adopted a Distribution and Service Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act. Under the 12b-1 Plan, the ETF is authorized to pay BCZ a monthly 12b-1 (distribution) fee to cover the costs incurred for distributing, including marketing, promotion and advertising costs. The ETF may pay this 12b-1 (distribution) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time.

Currently, under the 12b-1 Plan, Archipelago or its affiliate, as Marketing Agent, will be paid a fee for all branding, marketing and advertising services it provides in an amount equal to an annual rate of 0.08% of the ETF’s average daily net assets. Archipelago or its affiliate will waive its right to these fees until the sooner to occur of: (a) the ETF’s assets reaching $60 million or (b) 365 days after the date on which the ETF commences trading. At this point, BCZ, as Distributor, will not retain any 12b-1 fees for distributing the shares of the ETF. Therefore, no other 12b-1 fees are anticipated at this time.

In the future, a portion of the 12b-1 fee may be used to reimburse other service providers for the costs of distributing the shares of the ETF, including marketing, promotion and advertising costs. The 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of shareholders to do so and with shareholder approval.

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

BCZ may also make payments from its own resources to selected broker-dealers or institutions that are instrumental in the attraction of shareholders for the ETF or that perform recordkeeping or other services with respect to shareholder accounts. Under these arrangements, the broker-dealer may allow ETF participation at its conferences, may provide the ETF with access to the broker-dealer’s branch offices and investment consultants, may give the ETF some prominence and special recognition, may include information about the ETF on the broker-dealer’s website and may participate in conferences and meetings sponsored by the ETF. The payments that BCZ may make to these broker-dealers are usually, but need not be, based on sales that these broker-dealers generate or the aggregate value of accounts in the ETF for which these broker-dealers are responsible, or may include a flat fee, and the amounts can vary from firm to firm. The amounts may also be affected by, among other things, levels of redemptions, participation in marketing efforts and programs and fulfillment of various duties and obligations. The minimum aggregate size required for eligibility for such payments, as well as the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined by BCZ from time to time.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the ETF or BCZ. This Prospectus and the related SAI do not constitute an offer by the ETF or by BCZ to sell shares of the ETF to or to buy shares of the ETF from any person to whom it is unlawful to make such offer.

Administrator, Transfer Agent, Accounting/Pricing Agent, Custodian and Order Taker

JPMorgan Chase Bank, N.A., located at 3 ChaseMetroTech Center, Brooklyn, New York 11245, will serve as the ETF’s Transfer and Index Receipt Agent and Custodian. J.P. Morgan Investor Services Co., located at 73 Tremont Street, Boston, Massachusetts 02108, will serve as the ETF’s Administrator and Accounting/Pricing Agent. SEI Investment Distribution Co., located at One Freedom Valley Drive, Oaks Pennsylvania 19456, will serve as the ETF’s Order Taker.

Additional Information

Privacy: A Fundamental Concern

The Trust is committed to protecting your privacy. We understand that as an ETF investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you that we make it a priority to protect your information.

We do not sell client information to anyone.

Your Personal Information

When you purchase shares or inquire about a transaction with the ETF, you typically provide us with certain personal information. This information may include:

•	Name and address

•	Social Security or taxpayer identification number

•	Beneficiary information

•	Bank account information

•	Investments at other institutions

Our Commitment to Your Privacy

We do not sell information that we possess about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request, to service an account or to verify your true identity. For example, we may share information with companies that perform services on our behalf. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

In order to protect your personal information, the Trust maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.

If you have any questions regarding our Privacy Policy, please feel free to call the Trust at 1-888-798-TECH (8324).

Delivery of Documents to Shareholders

Householding

The Trust may deliver a single annual or semi-annual report or other shareholder information (collectively, a “shareholder document”) to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as “householding.”

Electronic Delivery

The Trust may be able to deliver prospectuses and shareholder documents electronically to persons who have consented to such delivery and provided their e-mail addresses. If able, the Trust will deliver prospectuses and shareholder documents electronically by sending consenting persons an e-mail message informing them that the prospectus or shareholder document has been posted and is available on the Trust’s website (www.NXT100.com ) and providing a hypertext link to the document. The electronic versions of the prospectus or shareholder documents will be in PDF format and can be downloaded and printed using Adobe Acrobat.

Consent

If you would like to assist the Trust in controlling its printing and mailing costs, you may indicate your consent to householding and/or electronic delivery of prospectuses or shareholder documents by registering on the Trust’s website (www.NXT100.com ) or by calling the Trust at 1-888-798-TECH (8324). For electronic delivery of prospectuses or shareholder documents, please make sure to include your e-mail address.

You may revoke your consent to householding or electronic delivery of prospectuses or shareholder documents at any time by calling the Trust at 1-888-798-TECH (8324) or by writing to the Trust at 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202. If you chose to revoke your consent, the Trust will begin to send separate copies to you within 30 days after we receive you revocation.

If you obtained your ETF shares on the secondary market, please contact the financial institution through which you purchased to indicate your consent.

Please note that generally the Trust, Authorized Participants, DTC Participants or other related parties are not required to deliver this Prospectus to shareholders purchasing shares of the ETF on the secondary market, but such shareholders can request this Prospectus by calling the Trust at 1-888-798-TECH (8324). Nothing in this Prospectus shall impose such a Prospectus delivery obligation upon the Trust, Authorized Participants, DTC Participants or other related parties.

Financial Highlights

Financial highlights are not available for the ETF because it is first commencing operations on the date of this Prospectus.

If you have any inquires about the ETF or Trust or would like more information, including a free copy of the ETF’s Statement of Additional Information (“SAI”) you may call or write the Trust at:

Ziegler Exchange Traded Trust NYSE Arca Tech 100 ETF
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202
1-888-798-TECH (8324)

The SAI, which contains more information on the ETF, has been filed with the Securities and Exchange Commission (“SEC”), and is legally a part of this Prospectus. Additional information about the ETF's investments is available in the ETF's annual and semi-annual reports to shareholders. In the ETF's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the ETF's performance during its last fiscal year.

The ETF's SAI, annual and semi-annual reports, are available, free of charge, on the Trust’s website (www.NXT100.com ), or you can view this document, along with other related documents, on the SEC’s Internet website (http://www.sec.gov) or at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Ziegler Exchange Traded Trust
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Investment Advisor
Ziegler Capital Management, LLC
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Distributor
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Administrator and Accounting/Pricing Agent
J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, MA 02108

Transfer Agent and Custodian
JPMorgan Chase Bank, N.A.,
3 ChaseMetroTech Center,
Brooklyn, New York 11245

Counsel
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Deloitte & Touche, LLP
111 South Wacker Drive
Chicago, Illinois 60606

Investment Company Act File No. 811-21827.